UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 10, 2004
                                                        -----------------


                        NEWPORT INTERNATIONAL GROUP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                 000-30587                        23-3030650
                 ---------                        ----------
         (Commission File Number)     (IRS Employer Identification No.)


                73061 El Paseo, Suite 202, Palm Desert, CA 92260
            --------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (760) 779-0251
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) (i) Berkovits, Lago & Company, LLP ("Berkovits Lago"), by letter dated December 10, 2004, was dismissed as the independent registered public accounting firm for Newport International Group, Inc. (the "Company"). Berkovits Lago had been the independent registered public accounting firm for, and audited the financial statements of, the Company as of December 31, 2003 and for the year then ended.

                  (ii) The report of Berkovits Lago on the financial statements of the Company for the past fiscal year contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, but did include an explanatory paragraph relating to the Company's ability to continue as a "going concern."

                  (iii) The decision to change accountants was approved unanimously by the Board of Directors.

                  (iv) In connection with the audit for the most recent fiscal year and in connection with Berkovits Lago's review of the subsequent interim periods preceding dismissal on December 10, 2004, there have been no disagreements between the Company and Berkovits Lago on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Berkovits Lago, would have caused Berkovits Lago to make reference thereto in their report on the Company's financial statements for the 2004 fiscal year. During the most recent fiscal year and prior to the date hereof, the Company had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

         (b) Sherb & Co. LLP ("Sherb"), by letter dated December 10, 2004, was engaged as the independent registered public accounting firm for the Company.

                  (i) The Company has not consulted with Sherb regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues.

                  (ii) There have been no disagreements between the Company and the former certifying accountant, Berkovits Lago, for which Sherb was consulted.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  16.1 Letter from Berkovits, Lago & Company, LLP to the Securities and Exchange Commission dated December 13, 2004.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEWPORT INTERNATIONAL GROUP, INC.



                                        By: /s/ Cery Perle
                                            --------------
                                            Cery Perle, Chief Executive Officer


DATED:   December 14, 2004




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